Corrected Transcript

24-Mar-2021

Worthington Industries, Inc. (WOR)

Q3 2021 Earnings Call

Total Pages: 11

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

CORPORATE PARTICIPANTS

Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

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OTHER PARTICIPANTS

Philip Gibbs

Analyst, KeyBanc Capital Markets, Inc.

Tristan Gresser

Analyst, Exane BNP Paribas

John Charles Tumazos

Analyst, John Tumazos Very Independent Research LLC

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MANAGEMENT DISCUSSION SECTION

Operator: Good afternoon and welcome to the Worthington Industries Third Quarter Fiscal 2021 Earnings Conference Call. All participants will be able to listen only until the question-and-answer session of the call. This conference is being recorded at the request of the Worthington Industries. If anyone objects, you may disconnect at this time.

I'll now like to introduce Marcus Rogier, Treasurer and Investor Relations Officer. Mr. Rogier, you may begin.

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Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Thank you, Tamia. Good afternoon, everyone, and welcome to Worthington Industries third quarter fiscal 2021 earnings call. On our call this afternoon, we have Andy Rose, Worthington's President and Chief Executive Officer, and Joe Hayek, Worthington's Chief Financial Officer.

Before we get started, I'd like to remind everyone that certain statements made today are forward-looking within the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risks and uncertainties that could cause actual results to differ from those suggested. We issued our earnings release earlier this morning. Please refer to it for more detail on those factors that could cause actual results to differ materially. Today's call is being recorded and a replay will be made available later on our worthingtonindustries.com website.

At this point, I will turn the call over to Joe who will discuss our financial results.

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Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

Thank you, Marcus. Good afternoon, everyone. In Q3, we reported earnings of $1.27 per share versus $0.27 in the prior year quarter. There were a few unique items in the current and prior year quarters to call out that include the following: we incurred pre-tax restructuring and impairment charges of $28 million or $0.16 per share in Q3, primarily related to the exit of our unprofitable oil and gas business, which we divested at the end of January, this compares to charges of $0.48 per share in the prior year quarter. We recognized a net pre-tax benefit of $4 million or $0.07 per share on our investment in Nikola Corporation during the quarter. The benefit was primarily due to us selling our remaining shares of Nikola for $147 million.

In total, we realized cumulative pre-tax cash proceeds of $634 million from our investment in Nikola and contributed $20 million in shares to the Worthington Industries Foundation establishing a charitable endowment supporting worthwhile community causes. The prior year quarter included an $0.11 per share benefit related to a gain on the consolidation of the Worthington Samuel Coil Processing JV combined with the lowering of a reserve associated with the tank replacement program within Pressure Cylinders.

Excluding these items, we generated a record $1.36 per share in earnings in Q3 compared to $0.64 in Q3 a year ago. Consolidated net sales in the quarter of $759 million were relatively flat compared to $764 million in the prior year quarter. Our reported gross profit for the quarter increased by $49 million from Q3 last year to $164 million and our gross margin increased to 21.6% from 15.1% as we had inventory holding gains this quarter and losses in the prior year quarter.

Our adjusted EBITDA was $126 million up from $79 million in the prior year quarter and our trailing 12-month adjusted EBITDA is now $364 million. Our adjusted EBITDA through the nine months ended February is $297 million. We had a very strong quarter with solid demand across most of our end markets and our teams continued to execute very well and are focused on delivering value to our customers.

Taking a look at the business units. In Steel Processing, net sales of $504 million were up 3% in Q3 of 2020 due to higher average selling prices, which were partially offset by lower toll volumes. Direct tons were flat year over year against the tough comp. Our total ship tons were down 11% from last year's third quarter driven by a decrease in toll tons caused by furnace and mill outages.

Direct tons made up 48% of mix, compared to 44% in the prior year quarter. US steel market remains extremely tight as demand has recovered more rapidly than supply. We believe that we have gained share in key markets and in Q3 continue to see solid demand across our major end markets. The automotive, construction, and agriculture markets all continued to show strength. And we are starting to see improvement in heavy truck.

Steel generated record operating income of $63 million in the quarter which was up $44 million from $19 million in Q3 last year. Operating margins increased significantly from 3.9% to 12.5%. Our large year-over-year increase was primarily driven by increased direct spreads which benefited from inventory holding gains estimated at $31 million or $0.44 per share in the quarter, compared to losses of $6 million or $0.08 per share in Q3 of last year.

The current quarter also benefited from arbitrage gains we were able to generate given the rise in steel prices. Based on current steel prices, we expect that we will have significant inventory holding gains in Q4 of this year as well.

In our Pressure Cylinders business net sales were $255 million, down 6% from the prior year quarter, primarily due to lower sales in our recently divested oil and gas business where sales declined year-over-year by $24 million. Sales were up in both industrial products and in consumer as we continue to see strong demand for our consumer-facing products and our European business while still facing headwinds is starting to show signs of recovery. Cylinders' operating income excluding impairment and restructuring charges and the benefit we had

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

last year from the reserve adjustment I mentioned earlier was $13 million, up $1 million from the prior year quarter, while operating margins increased to 5% from 4.4%.

Third quarter results include losses on the oil and gas business through January and losses in Structural Composites Industries or SCI for the entire quarter, as well as onetime charges related to our acquisition of General Tools & Instruments or GTI in January. Collectively, these headwinds totaled roughly $4 million. As you may have seen, in addition to the divestiture of the oil and gas business, we sold our SCI business earlier this month. Including the divestiture of our CryoScience operations in Alabama which we completed in Q2, we have now divested three unprofitable businesses in the last 6 months and made two strategic acquisitions, GTI and PTEC Pressure Technology. GTI significantly expands our presence in specialty tools, gives us new sourcing and supply chain expertise.

PTEC acquisition complements our recent investments in sustainable mobility enabled by hydrogen and CNG. These investments include the expansion of our composite cylinder facility in Poland and the construction of a new type 3 and type 4 hydrogen cylinder production facility in Austria. We believe these strategic transactions and investments position Cylinders very well for future growth and will be additive to our profitability.

With respect to our JVs, equity income during the current quarter was $32 million compared to $25 million last year. We saw year-over-year improvements from all of our JVs with the exception of WAVE. WAVE's results were down slightly because of increased partner allocations but improved on a sequential basis as the commercial construction market continues to recover. During the quarter we received $18 million in dividends from our unconsolidated JVs.

Turning to the cash flow statement in the balance sheet, cash flow from operations was $9 million in the quarter and $234 million for the first nine months of our fiscal year, with free cash flow totaling $169 million in the same period. Free cash flow for the quarter was actually negative by $7 million due primarily to increasing steel prices that caused our working capital levels to increase by $71 million.

During the quarter, we generated $147 million in pre-tax proceeds from the sale of Nikola stock, we completed two acquisitions totaling $130 million, invested $16 million on capital projects, paid $13 million in dividends, and spent $52 million to repurchase 1 million shares of our common stock at an average price of $52.37.

Looking at our balance sheet and liquidity position, funded debt at quarter end of $709 million was relatively flat sequentially, and interest expense of $8 million was in line with the prior-year quarter. We ended Q3 with $650 million in cash and are well-positioned to continue our balanced approach to capital allocation, that's focused on growth and on rewarding shareholders.

Earlier today, the board increased the authorization on our stock repurchase program to an aggregate of 10 million shares and declared a dividend of $0.28 per share for the quarter, a 12% increase over last quarter which is payable in June of 2021. This marks the 11th consecutive year we've increased our dividend and we are very pleased to be able to reward our shareholders with this increase.

I will now turn it over to Andy.

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B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

Thank you, Joe. Good afternoon, everyone. Our fiscal third quarter was a record financial performance. We faced some lingering operational challenges including steel supply shortages, staffing issues related to COVID quarantines, and some extreme weather; all of which impacted production schedules. But our teams did a terrific job and we delivered outstanding results. The good news is that demand is excellent across most of our end markets and there does not appear to be any signs of letup. We continue to be grateful to our mill partners who are working hard to ensure that we receive steel in a timely manner. The rapid rise in steel prices over the past two quarters created large inventory holding gains in our Steel Processing business.

We have been raising prices in our downstream manufacturing businesses to offset increased raw material costs. I want to give yet another shout out to the dedicated employees of Worthington Industries who have come together in inspiring ways to keep our operations running safely and effectively in this trying time. Without question, our people deserve recognition for these exceptional financial results.

So, with our core businesses performing well and the cleanup of our underperforming operations largely complete, our focus has shifted to accelerating our strategic growth initiatives. We continue to have sizable cash balance and a growing pipeline of attractive M&A opportunities that will accelerate our growth. Our lean transformation playbook, and new product development and innovation will augment our M&A to drive shareholder value. Our opportunistic and balanced approach to capital allocation has served us well over the years, that approach led us to raise our quarterly dividend by 12% today, a reflection of our strong financial position and performance further rewarding our shareholders.

With the vaccine rollout underway, we are hopeful that a normal business environment is only months away. We need to stay vigilant until such time as we can all come together again, but we are well-positioned to come out of this pandemic stronger and more nimble than before. We have learned a lot this past year including how to adapt quickly to changing rules and safety protocols, to manage and work remotely and perhaps most importantly to be flexible in our daily activities to do what it takes to help get the job done, a big thank you to all of the Worthington Industries employees for their dedication during the past year.

We will now take any questions.

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] And your first question comes from the line of Phil Gibbs with KeyBanc Capital Markets.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Hi. Good afternoon.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Hi, Phil. Good afternoon.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

I had a question on cylinders. You've made a handful of strategic maneuvers here both buying things and selling things, you typically have positive seasonality in your fourth quarter or your May quarter. But I just wanted to make sure we weren't missing anything from a baseline perspective because there's some puts and takes. So, are you anticipating that there's going to be kind of normal seasonality versus this third quarter base or are there other things that we’re not considering that have come out, so I'm just trying to understand the composition of the business now and what to expect?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Sure. Phil, the – we would expect that pretty normal seasonality in Q4. The businesses that we have divested of were actually on the margin probably less seasonal than the ones that are part of the core at this point. So, we would – we wouldn't expect that to change materially.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

So, this level $255-ishof sales is a good base to work off of?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Seems reasonable  as anything else, sure.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Sounds good. And you had mentioned in the release and I think in some of the remarks that there were some challenges in terms of steel procurement, obviously supply lagging demand been a persistent theme here for a few months. Is that inhibiting your ability to see volume growth this coming quarter versus this February quarter? Or do you think normal seasonality will prevail? And there's also I guess, some questions about the auto issues which you're obviously very well aware of and involved in. So, help us think about what we should be expecting for just steel from a volume perspective given all the puts and takes right now?

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I would say, Phil, you should certainly expect the normal seasonality uptick for Steel Processing. As you kind of mentioned, there are a few different variables here which are a little bit tricky to predict. One is the semiconductor shortage which is kind of intermittently affecting the production schedules of some of our customers. You've got the supply – steel supply issue which it's hard to predict exactly when we will face those challenges. It was probably worse back in December-January timeframe, it's gotten better a little bit more as of late. Although with the seasonal uptick, our guys are kind of anticipating that we might see a little bit more of that in the kind of April, May timeframe. So, it's hard to say but I still don't think even if we do experience some delays related to those things, we're still going to have the – some reasonably good seasonal uptick that we normally experience.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. Phil, we also did have an outage in one of our facilities that was planned, it went a few days longer than planned. That was in Q3. And obviously we hope at this point nothing like that would recur in Q4.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Thanks guys. And then lastly, on the on the strategic side, you're obviously flush with cash right now. And as Andy said, looking to pounce on growth opportunities. So, if you do go the M&A route, what are some of the things that you're interested in? Or are you planning on branching out any of your silos? Are you staying within the core?

And then secondly, what type of annualized CapEx should we think about given I'm sure you've also got some organic opportunities as well? Thanks.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I would say on the M&A front, Phil, most of what we do will be in and around our core. There are certainly opportunities in Steel Processing. I think we've historically focused on kind of a higher margin higher value-add segments there, which I think we would likely continue that. Within the Pressure Cylinders segment, you saw us recently do a sizable acquisition in the consumer product space. We think there's a tremendous amount of opportunity there. There's lots of businesses out there and we're doing our best to stay disciplined as well. Those businesses tend to trade at higher multiples than we have historically acquired businesses. But at the same time, they're – in many cases, worth it. So, I would expect if we were to do something in the next 12 to 18 months, you could think about consumer products as an area where we might do something. And then in our core legacy cylinder business, the industrial products space, there's still – it's still a highly fragmented market globally. So, there are opportunities out there for that as well. So, it's an interesting time to be looking at M&A because it's a little bit of the haves and the have-nots have been created because of the COVID situation. So, when we look at companies, we're trying to filter through a lot of the changes that have happened in the last year, some of which are sustainable, some of which aren't.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

And Phil, just to round out here the answer to your question relative to CapEx. We would expect Q4 will be in the neighborhood of Q3 and then beyond that, I think our fiscal year of 2021, we're going to have some growth-

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

oriented projects where we're done with those investments and we'll make some more. So, I wouldn't expect them to be radically different at this point in the year to come.

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Philip Gibbs Analyst, KeyBanc Capital Markets, Inc.	Q

Good color. Thanks, guys. Good luck.

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Thanks, Phil.

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Operator: Your next question comes from the line of Tristan Gresser with Exane BNP Paribas.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

Yes, hi. Thank you for taking my question. If I may on windfall gains. You mentioned you expect those gains to continue into the next quarter. Can you give us a sense of the magnitude of this gain given that prices continue to rise to some extent, let's say prices hold at those level? Yeah, what kind of size we'd be looking at?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. Good question, Tristan. We would expect that they would be in the neighborhood of where they were in Q3 with potentially a little bit of upside.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

All right. That's helpful. And maybe – there's been – you completed a lot of operation in recent months, the disposing and acquiring. So obviously the business is changing a lot. Is it possible you could provide a bit more color on the guidance for the next quarter? And I understand it's difficult with what you mentioned in your commentary with the production challenges. But moving forward, especially for cylinder, what should we expect?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I mean we – you know this. We don't give earnings guidance. The one thing I will point you to in Joe's comments is that he sort of outlined $4 million of onetime expenses. Two-thirds of that probably was related to two businesses we divested, which were losing money. So those losses obviously go away. But that's probably as much color as we can give without kind of crossing the line on guidance at this point.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. And Tristan...

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Tristan Gresser Analyst, Exane BNP Paribas	Q

All right.

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

...we may have – just to clarify, we may have an additional sort of onetime acquisition accounting charge for GTI to the tune of a couple of million dollars in the quarter but that would be it.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

All right. That's helpful. And maybe last question on the chip shortage. What kind of impact have you seen so far? And what do you expect moving forward? Is it – do you have the sense that the situation right now is worsening?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I mean, I'm not sure we're the best positioned to answer that question. To be honest, it's more our customers. I mean, we obviously talk to our customers regularly. I think earlier this week, you saw I think it was a Ford facility that delayed some production related to chip supplies, so that could impact us. But again, it's kind of hit and miss. I mean, a lot of these production lines are hand-to-mouth right now, so they're getting chips but they're just not sure how much and how fast they can produce. So, it's a little hard for us to answer that question with any level of accuracy.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. And Tristan, as you know, in certain situations, they're actually building cars and leaving the semiconductors and the chips out with a plan on adding those later. But it's definitely something that we're keeping an eye on. We would say it had a pretty limited or muted impact on us thus far, but that can always change. Yeah. And we're fortunate in some respects because over the last several years, we've migrated our business and so in our Steel Processing business, it's a business that we have going into automotive, about 75%, that's an estimate, but around 75% of that business is non-sedan, its truck, crossover, SUV, van, and things like that. And so just given the profitability profiles of those vehicles for the OEMs, those are typically the last that they're going to shut down.

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Tristan Gresser Analyst, Exane BNP Paribas	Q

All right. Thank you very much.

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Thank you.

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Operator: [Operator Instructions] Operator: And your next question comes from the line of John Tumazos with John Tumazos Very Independent Research.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

Thank you. Could you walk us through the 124,000 ton Steel Processing volume decline versus last year? How much of it was because you couldn't get as much steel? How much of it was because the other customers couldn't get chips? How much of it was because last year was a good period with one more leap day?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Yeah. All good questions and I think the answer would be yes, and yes, and yes. John the – to be a bit more specific, direct tons which we candidly profit more from and I think are more our core business, those were flat. And so, the decline was exclusively related to our total tons. And you had a number of things. You had mill outages and furnace outages and with the toll business oftentimes we're partnering and doing some of that for the mills. And so, if they're not producing steel, obviously we're not going to toll code or toll process those tons.

We also, in certain situations when we could, shifted from tolling to direct, really just trying to take as good care of our customers as we could. And then in one of those facilities, as I mentioned earlier, we did have an outage in December for a couple of weeks. And so that coupled with, as you suggested, [ph] got the (25:21) pretty good comp from Q3 of last year is really what drove that decline. It was 100% in the tolling business.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

I know that it's hard to have another Nikola. But are there any more $2 million investments laying around the company?

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B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.	A

Yeah. I mean, we have a few things that we see periodically, John, but – and then we've talked. I mean, one of the things that's interesting about our business now is we're starting to incorporate more technology. We've made some investments in hydrogen in different areas. So, I don't think there's another Nikola laying around right now at least that is obvious to anybody sitting around the table, but we will continue to be entrepreneurial and to seed ideas or businesses that we think make a lot of sense. And as you know, in the world of investing sometimes you never know what you're going to get and you get surprised in places where you least expect it, so. But at least right now I don't see any investments on our balance sheet that are worth $650 million right now.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

When you make investments like this. Do you expense them? Do you capitalize them? If you capitalize them, where are they on the balance sheets or other assets? Where will we see?

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Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

They're typically not all that large, John, and are typically expensed.

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John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC	Q

Thank you.

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Operator: At this point, we will turn the call back over to the company for closing remarks.

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Worthington Industries, Inc. (WOR) Q3 2021 Earnings Call

Corrected Transcript

24-Mar-2021

Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc.	A

Just want to thank everybody for joining us and appreciate yet again all the efforts of our colleagues at Worthington Industries. Thanks for joining us today and we will look forward to talking to you again in June. Have a great afternoon.

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Operator: Ladies and gentlemen, this concludes today's conference call. Thank you for participating. You may now disconnect.

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